EXHIBIT 10.22a

                         THIRD AMENDMENT OF LEASE
                         ------------------------


          THIS THIRD AMENDMENT OF LEASE (this "Amendment"), made as of the

1st day of December, 1999, by and between ONE PENN PLAZA LLC, a New York limited liability company, having an office c/o MRC Management LLC, 330

Madison Avenue, New York, New York 10017 ("Landlord"), and FIRST ALBANY

COMPANIES, INC., a New York corporation, having an office at 30 South Pearl

Street, Albany, New York 12207 ("Tenant").

                                WITNESSETH:

          WHEREAS, by Agreement of Lease, dated as of March 21, 1996, as amended by a Lease Modification Agreement, dated as of June 17, 1996, and a

Second Lease Modification Agreement, dated as of July 12, 1996 (the "Second

Amendment") (such Agreement of Lease, as so amended, the "Lease"), Landlord's predecessor-in-interest, Mid-City Associates ("Mid-City"), did demise and let unto Tenant, and Tenant did hire and take from Mid-City, the entire rentable area of the forty-second (42nd) floor, a portion of the forty-first (41st)

floor and a portion of the fortieth (40th) floor, as more particularly identified in the Lease (the "Original Demised Premises"), of the building known as and by the street address of One Penn Plaza, New York, New York (the

"Building"); and

          WHEREAS, Landlord succeeded to Mid-City as owner of the Leasehold in the Building; and

          WHEREAS, Landlord and Tenant desire to provide for the leasing by

Landlord to Tenant of certain additional space on the forty-first (41st)

floor of the Building and to otherwise modify the Lease as set forth herein.

           NOW, THEREFORE, in consideration of the mutual covenants

contained herein, and of the sum of Ten Dollars ($10.00) paid by Tenant to

Landlord, and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto,

for themselves, their legal representatives, successors and assigns, hereby agree as follows:

          1.   Definitions.  All capitalized terms used herein shall have
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the meanings ascribed to them in the Lease, unless otherwise defined herein.

          2.    Additional Space.  Effective on December 1, 1999 (the
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"Additional Space Effective Date"), Landlord hereby leases to Tenant, and

Tenant hereby hires from Landlord, a portion of the forty-first (41ST)

floor of the Building as indicated by hatching on the floor plan annexed hereto as Exhibit "A" (the "Additional Space") upon all of the same terms,

covenants and conditions set forth in the Lease, except as modified herein.

          3.    Modification of Lease.  From and after the Additional Space
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Effective Date, the Lease is hereby modified and amended as follows:

               (a)   the Additional Space shall be added to, and deemed a

part of, the demised premises for all purposes of the Lease (except as provided herein), so that the demised premises shall consist of the

Original Demised Premises and the Additional Space.

               (b)  the fixed annual rent with respect to the Additional

Space only (which amount includes the ERIF for the Additional Space as of the date hereof) shall be an amount equal to:

                    (i)  Two Hundred Ninety-One Thousand Eight Hundred

Forty Dollars ($291,840) per annum for the period commencing on the

Additional Space Effective Date and ending on the date immediately preceding the third (3rd) anniversary of the Additional Space Effective

Date ($24,320.00 per month), and

                    (ii)  Three Hundred Six Thousand Four Hundred Thirty-

Two Dollars ($306,432) per annum for the period commencing on the third

(3rd) anniversary of the Additional Space Effective Date and ending on the date immediately preceding the seventh (7th) anniversary of the Additional

Space Effective Date ($25,536.00 per month), and

                    (iii)      Three Hundred Twenty-One Thousand Twenty-

Four Dollars ($321,024) per annum for the period commencing on the seventh

(7th) anniversary of the Additional Space Effective Date and ending on

October 31, 2008 ($26,752.00 per month), payable in advance in equal monthly installments at the times and in the manner provided in the Lease.

If the Additional Space Effective Date occurs on a date other than the first (1st) day of any calendar month, then, on the Additional Space

Effective Date, Tenant shall pay to Landlord an amount equal to Eight

Hundred Ten and 67/100 Dollars ($810.67), multiplied by the number of calendar days in the period from the Additional Space Effective Date to the last day of the month in which the Additional Space Effective Date shall occur, both dates inclusive.  Such amount includes ERIF for the Additional

Space.

                    (iv)  Tenant shall be entitled to a rent credit against

fixed annual rent of an aggregate amount equal to Eight Thousand Two

Hundred Dollars ($8,200) to be applied against the first (1st) monthly installment of fixed annual rent.

               (c)  Article 26 of the Lease is hereby deleted in its entirety and the following inserted in lieu thereof:

                    "Except as otherwise expressly provided in this Lease, any bills, statements, consents, notices, demands, requests or other communications given or required to be given under this Lease shall be in writing and shall be deemed sufficiently given or rendered if delivered by hand (against a signed receipt) or if sent by registered or certified mail (return receipt requested) addressed:

                    If to Tenant (a) at the Building, Attn.: ----------, or (b) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the demised premises, in each case with a copy to First Albany Companies Inc., 30 Pearl Street, Albany, New York 12207, Attn.: General Counsel, or

                    If to Landlord at Landlord's address set forth in this Amendment of Lease, Attn.: Mr. David R. Greenbaum, and with copies to (x) Vornado Realty Trust, Park 80 West, Plaza II, Saddle Brook, New Jersey 07663, Attn.: Mr. Joseph Macnow, (y) Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, Attn.: Lawrence J. Lipson, Esq., and (z) each mortgagee and superior lessor (including, without limitation, the lessor under the ground lease) which shall have requested same, by notice given in accordance with the provisions of this
                    Article 26 at the address designated by such mortgagee or superior lessor, or to such other address(es) as Landlord, or any mortgagee or lessor may designate as its new address(es) for such purpose by notice given to Tenant in accordance with the provisions of this Article 26. Any such bill, statement, consent, notice, demand, request or other communication shall be deemed to have been rendered or given on the date when it shall have been hand delivered or three (3) business days from when it shall have been mailed as provided in this Article 26. Anything contained herein to the contrary notwithstanding, any operating statement, tax statement, or any other bill, statement, consent, notice, demand, request or other communication from Landlord to Tenant with respect to any item of rental (other than any "default notice" if required hereunder) may be sent to Tenant by regular United States mail."

               (d)  the term "base year" (as such term is defined in Section

46(a)(i) of the Lease) shall mean with respect to the Additional Space only the calendar year 2000;

               (e)  the term "base tax year" (as such term is defined in

Section 46(a)(ii) of the Lease) shall mean with respect to the Additional

Space only the twelve (12) month fiscal period commencing on July 1, 1999 and ending on June 30, 2000;

               (f)  the term "The Percentage" (as such term is defined in

Section 46(a)(iii) of the Lease) shall mean with respect to the Additional

Space only, Three Thousand Five Hundred Twenty-One ten-thousandths percent

(0.3521%) for real estate tax escalation, and Three Thousand Seven Hundred

Eighty-Three ten thousandths percent (0.3783%); for expense escalation;

               (g)  Section 46(a)(iii) of the Lease is hereby modified with respect to the Additional Space only by deleting therefrom the number

"33,774" and by substituting therefore the number "7,296";

               (h)  The following new Section 10.12 is hereby added to the

Lease:

                    "10.12. Limitation Upon Assignment and Subletting . Notwithstanding any other provision of this Lease, neither Tenant nor any direct or indirect assignee or subtenant of Tenant may enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of space in the demised premises which provides for a rental or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived from any person from the property leased, occupied or utilized, or which would require the payment of any consideration which would not fall within the definition of "rents from real property," as that term is defined in Section 856(d) of the Internal Revenue Code of 1986, as amended."


               (i)   Supplementing Articles 39 and 52 of the Lease, Tenant

shall deposit, simultaneously with execution and delivery hereof, an additional security deposit (or letter of credit) to Landlord in the amount of Twenty-Six Thousand One Hundred Forty-Four Dollars ($26,144.00).

               (j)  Landlord and Tenant hereby acknowledge that the fixed expiration date, with respect to the Original Demised Premises and the

Additional Space shall be October 31, 2008.

          4.   Condition of Demised Premises.  Tenant acknowledges that it
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is currently in possession of the Original Demised Premises and that

Landlord has made no representations to Tenant with respect to the condition of either the Original Demised Premises or the Additional Space.

Tenant represents that it has made a thorough inspection of the Additional

Space and agrees to take the same "as is" in the condition existing on the

Additional Space Effective Date and that, notwithstanding anything to the contrary contained in the Lease, Landlord shall have no obligation to provide any landlord's work, provide any rent credit, or alter, improve,

decorate or otherwise prepare the Original Demised Premises for Tenant's continued occupancy or the Additional Space for Tenant's occupancy, except that Landlord shall:  (x) properly demise the Additional Space in accordance with all applicable requirements of law, (y) provide to Tenant a Form ACP-5 with respect to the Additional Space, and (z) deliver the Additional Space in broom clean condition.

          5.   Brokerage.  Articles 40 and 51 (F) of the Lease are hereby
               ---------

deleted and replaced with the following, with respect to the Additional

Space only.  Tenant and Landlord represent and warrant to each other that they have not dealt with any broker, finder or like agent in connection with this Amendment other than Cushman & Wakefield, Inc. ("Broker").

Tenant and Landlord do hereby indemnify and hold each other harmless of and from any and all loss, costs, damage or expense (including, without limitation, attorneys' fees and disbursements) incurred by either Landlord or Tenant by reason of any claim of or liability to any broker, finder or like agent (other than Broker) who shall claim to have dealt with Landlord or Tenant in connection herewith.  The provisions of this Paragraph 5 shall survive the expiration or termination of the Lease, as amended by this

Amendment.

          6.   Limitation of Liability.  The obligations of Landlord under
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the Lease as amended by this Amendment shall not be binding upon Landlord named herein after the sale, conveyance, assignment or transfer by such

Landlord (or upon any subsequent landlord after the sale, conveyance,

assignment or transfer by such subsequent landlord) of its interest in the

Building or the land upon which it is erected, as the case may be, and in the event of any such sale, conveyance, assignment or transfer, Landlord shall thereafter be and hereby is entirely freed and relieved of (i) all covenants and obligations of Landlord under the Lease as amended by this

Amendment with respect to which performance was due prior to the date of such sale, conveyance, assignment or transfer, to the extent transferee assumes the obligations of Landlord under the Lease as amended by this

Amendment, and (ii) all covenants and obligations of Landlord hereunder with respect to which performance of Landlord is due from and after the date of such sale, conveyance, assignment or transfer.  The members,

partners, shareholders, directors, officers and principals, direct and indirect, of Landlord (collectively, the "Parties") shall not be liable for the performance of Landlord's obligations under the Lease as amended by this Amendment.  Tenant shall look solely to Landlord to enforce Landlord's obligations under the Lease as amended by this Amendment and shall not seek any damages against any of the Parties.  The liability of Landlord for

Landlord's obligations under the Lease as amended by this Amendment shall be limited to Landlord's interest in the Building and the land upon which the Building is erected and Tenant shall not look to the property or assets of any of the Parties in seeking either to enforce Landlord's obligations under the Lease as amended by this Amendment or to satisfy a judgment for

Landlord's failure to perform such obligations.

          7.   Condition of Amendment.  Landlord and Tenant hereby
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expressly acknowledge and agree that this Amendment is conditioned upon the unconditional execution and delivery by Landlord and Metamor Information

Technology Services, Inc. ("Metamor") of an agreement between Landlord and

Metamor with respect to the surrender of the Additional Space on terms and conditions acceptable to Landlord in its sole discretion (the aforesaid event being hereinafter referred to as the "Condition"), and shall be of no force and effect unless and until the Condition is satisfied; it being understood and agreed, however, that if, for any reason whatsoever, the

Condition is not satisfied or waived by Landlord on or before the date which is forty-five (45) days after the date hereof, this Amendment shall be void ab initio, and be of no force and effect, and Landlord and Tenant shall have no obligations or liability to the other respective parties under this Agreement.

          8.   Authorization.  Tenant represents and warrants to Landlord
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that its execution and delivery of this Amendment has been duly authorized and that the person executing this Amendment on behalf of Tenant has been duly authorized to do so, and that no other action or approval is required with respect to this transaction.

          9.    Full Force and Effect of Lease.  Except as modified by this
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Amendment, the Lease and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed.

          10.  Expense Payment.  For purposes of the Additional Space,
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there shall be no application of "expense cap", as such term is further described on Page 80B and 80C of the Lease, as such section was amended by the Lease Modification Agreement dated, June 17, 1996.

          11.  Entire Agreement.  The Lease as amended by this Amendment
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constitutes the entire understanding between the parties hereto with respect to the Premises thereunder and may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

          IN WITNESS WHEREOF, the parties hereto have executed this

Amendment of Lease of the date first above written.



                         ONE PENN PLAZA LLC, Tenant

                         By:  Vornado Realty L.P., sole member

                              By: Vornado Realty Trust, general partner



                              By:  /s/ IRWIN GOLDBERG
                                   ------------------------------------------
                                   Irwin Goldberg
                                   Vice-President and Chief Financial Officer



                         FIRST ALBANY COMPANIES, INC., Tenant


                         By:  /s/ STEPHEN P. WINK
                              -----------------------------------------------
                              Name:  Stephen P. Wink
                              Title: Secretary/General Counsel


                                Exhibit "A"
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This floor plan is annexed hereto and made a part of this Amendment of Lease solely to indicate the Additional Space by outlining and diagonal marking. All areas, conditions, dimensions and locations are approximate.